UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

Carnival plc

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The following is a fact sheet relating to the proposed unification and redomiciliation transactions, provided by Carnival Corporation and Carnival plc on December 19, 2025.

A Unified Corporate Structure Unification is expected to simplify & streamline governance and reporting, reduce administrative complexity and costs and eliminate the difference in how the two share listings are priced on the separate stock exchanges. As the world’s largest cruise company, Carnival Corporation & plc is powered by our world-class family of cruise lines operating with a shared purpose: To deliver unforgettable happiness to our almost 13.5 million guests by providing extraordinary cruise vacations—all while honoring the integrity of every ocean we sail, place we visit and life we touch. The Boards of Directors of Carnival Corporation and Carnival plc recommend unifying our dual listed company (DLC) arrangement from two companies with two stock exchange listings and share prices into one company, Carnival Corporation Ltd, listed on one stock exchange with one share price globally and with Carnival plc as its wholly owned UK subsidiary. We also recommend a strategic shift of Carnival Corporation’s place of legal incorporation from Panama to Bermuda, a jurisdiction widely recognized and aligned with international financial standards, after which Carnival Corporation will be legally registered in Bermuda as Carnival Corporation Ltd. December 2025 | CarnivalCorp.com/unify 1 Easier to Understand, Simpler to Operate A simplified corporate structure with one listed company—Carnival Corporation—one share register and a single global share price; simplified governance and reporting; reduced administrative complexity. A Single Share Price A single listing on the New York Stock Exchange (NYSE) – the world’s largest stock exchange by total market capitalization and accessible to most investors worldwide. International Financial Standards Legal incorporation as Carnival Corporation Ltd in Bermuda, a jurisdiction widely recognized and aligned with international financial standards. Cost Efficiencies Reduced administrative, audit, legal and reporting costs from the decreased complexity of maintaining a single listed entity instead of a DLC arrangement. Increased Weighting Greater liquidity and increased weighting in major U.S. stock indexes expected based on a higher market capitalization. Share Exchange Carnival plc shareholders will receive Carnival Corporation shares on a one-for-one basis. No brokerage fees will be charged as part of the exchange.

December 2025 | CarnivalCorp.com/unify 2 A Unified Corporate Structure PROCESS TO UNIFICATION Announcement December 2025 February 2026 Shareholder Materials with Further Information Issued April 2026 Shareholder Vote to Approve Unification & Incorporated in Bermuda Q2 2026 Effective Date for Unified Carnival Corporation Incorporated in Bermuda, subject to shareholder & regulatory approval Note: Indicative only. Dates are based on current expectations and are subject to change. For More Information More details on the proposed unification and place of legal incorporation in Bermuda will be included in shareholder materials Carnival Corporation and Carnival plc expect to file with the Securities and Exchange Commission (SEC) and provide to shareholders. The materials will be available without charge on the SEC's website. For additional information, please visit CarnivalCorp.com/unify or the Investor Relations section of Carnivalplc.com. WHAT CHANGES Same approach to dividends consistent with current Carnival Corporation approach Same shareholder benefit program (onboard credit) Same commitment to vital UK market and continued Southampton location Same extraordinary guest experience, team member roles and operational excellence Same business fundamentals, including strategy, underlying assets and operations Same Board composition and executive leadership team Same number of shares you hold, in a one-for-one direct exchange Same key shareholder voting and economic rights From: Two companies with separate legal structures and share registers To: One company with a single legal structure and a single share register CARNIVAL CORPORATION Incorporated in Panama Listed on NYSE (Key Index Memberships: S&P 500; Russell 1000) CARNIVAL CORPORATION Legally incorporated in Bermuda as Carnival Corporation Ltd Listed on NYSE (Key Index Memberships: S&P 500; Russell 1000) (Carnival plc will be re-registered as a private company wholly owned by Carnival Corporation) CARNIVAL PLC Incorporated in England and Wales Shares listed on London Stock Exchange American Depositary Shares listed on NYSE (Key Index Memberships: FTSE 250, FTSE All-Share; STOXX Europe 600) WHAT REMAINS THE SAME Note: Not all information contained on our websites is incorporated into this document.

3 Important Information for Investors and Stockholders In connection with the proposed unification and redomiciliation transactions, Carnival Corporation plans to file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4, containing a Proxy Statement/Prospectus relating to the proposed transactions (collectively, the “Proxy Statement”), and Carnival plc plans to file the Proxy Statement with the SEC. Investors and securityholders of Carnival Corporation and Carnival plc are urged to read the Registration Statement, the Proxy Statement and any other relevant documents filed with the SEC when they are available, because they contain, or will contain, important information about Carnival Corporation and Carnival plc, the proposed transactions and related matters. The final Proxy Statement will be mailed to shareholders of Carnival Corporation and Carnival plc. Investors and securityholders of Carnival Corporation and Carnival plc will be able to obtain copies of the Registration Statement and the Proxy Statement, when they become available, as well as other filings with the SEC that will be incorporated by reference into such documents, containing information about Carnival Corporation and Carnival plc, without charge, at the SEC’s website (http://www.sec.gov). The release, publication or distribution of this communication in certain jurisdictions may be restricted by law and therefore persons in such jurisdictions into which this communication is released, published or distributed should inform themselves about and observe such restrictions. Any failure to comply with any such restrictions may constitute a violation of the securities laws of any such jurisdiction. No Offer or Solicitation This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. This communication shall not constitute or form the basis of, and should not be relied on in connection with, any contract or investment decision in relation to the securities of Carnival Corporation or Carnival plc or any other entity. Participants in the Solicitation Carnival Corporation, Carnival plc and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Carnival Corporation’s and Carnival plc’s shareholders in respect of the proposed transactions under the rules of the SEC. Information regarding Carnival Corporation’s and Carnival plc’s directors and executive officers is available in Carnival Corporation’s and Carnival plc’s joint Annual Report on Form 10-K for the year ended November 30, 2024 and Carnival Corporation’s and Carnival plc’s joint proxy statement, dated February 28, 2025, for its 2025 annual meeting of stockholders, which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Any changes in the holdings of Carnival Corporation’s securities by Carnival Corporation’s directors or executive officers or Carnival plc’s securities by Carnival plc’s directors or executive officers from the amounts described in Carnival Corporation’s and Carnival plc’s 2025 joint proxy statement have been reflected in Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of Carnival Corporation’s and Carnival plc’s 2025 joint proxy statement and are available at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be included in the Registration Statement, the Proxy Statement and other relevant materials to be filed with the SEC when they become available. Cautionary Statement Regarding Forward-Looking Information This communication contains statements herein regarding the proposed unification and redomiciliation transactions, future financial and operating results, benefits of the transactions and any other statements about future expectations that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements in this communication, other than statements of historical fact, are forward-looking statements that may be identified by the use of words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. Such forward-looking statements are based upon current beliefs, expectations and discussions related to the proposed unification and redomiciliation transactions and are subject to significant risks and uncertainties that could cause actual results to differ materially from the results expressed in such statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including: the ability to obtain governmental and court approvals of the transactions on the proposed terms and schedule, the failure of Carnival Corporation and Carnival plc shareholders to approve the transactions, the effects of industry, market, economic, political or regulatory conditions outside of the parties’ control and the parties’ ability to achieve the benefits from the proposed transactions. Additional factors that may affect future results are contained in Carnival Corporation’s and Carnival plc’s filings with the SEC, including Carnival Corporation’s and Carnival plc’s most recent joint Annual Report on Form 10-K, as it may be updated from time to time by quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available at the SEC’s website http://www.sec.gov. The information set forth herein speaks only as of the date hereof, and, except to the extent legally required, any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof is hereby disclaimed. December 2025 | CarnivalCorp.com/unify